Intermountain Community Bancorp Investor Update January 13, 2012 Exhibit 99.1

Cautionary Note
•
All information for December 31,2011 for Panhandle
State Bank (PSB) and Intermountain Community
Bancorp (IMCB) is preliminary, estimated and
unaudited
•
Final fourth quarter and full year 2011 information
could differ materially from the information shown,
and Intermountain makes no representation, warranty
or guarantee as to final fourth quarter and year end
2011 results and financial condition for either IMCB or
PSB
•
IMCB anticipates publicly releasing earnings in mid-
February

IMCB Balance Sheet
IMCB
12/31/10
IMCB
09/30/11
IMCB 12/31/11
est
Investments $207,608 $217,189 $237,492
Cash & Cash Equivalents 147,956 101,057 $109,867
Total Loans 579,108 542,197 520,516
ALLL 12,455 14,367 12,703
Total Assets 1,005,109 926,523 933,852
Transaction Deposits 550,827 558,169 554,059
CDs and IRAs 228,006 191,816 175,314
Total Deposits 778,833 749,985 729,373
Equity 59,353 60,583 61,384
Tangible Common Equity 33,249 34,306 35,047
Loans/Deposits 74.4% 72.3% 71.4%
Transaction Deposits/Total Deposits 70.1% 74.4% 76.0%
Brokered +CDARs/Tot Dep 6.4% 6.0% 6.0%
TCE/TA 3.31% 3.70% 3.75%

IMCB Income Statement
IMCB 4Q
2010
IMCB 3Q
2011
IMCB 4Q
2011 est
IMCB FY
2010
IMCB FY
2011 est
Interest Income $11,097 $10,609 $9,770 $46,049 $41,657
Interest Expense 2,038 1,801 1,435 10,785 6,819
Net Interest Income 9,059 8,808 8,335 35,264 34,838
Provision for Loan Losses 2,232 2,239 706 24,012 7,289
Other Income 2,908 2,552 2,686 11,852 10,678
Goodwill Impairment 0 0 0 11,662 0
Operating Expenses 10,139 9,812 9,179 43,232 38,342
Security gains/(losses) (222) (69) 59 (828) (53)
Net Income (Loss) before tax $(626) ($760) $1,195 ($32,618) ($168)
Tax benefit (provision) 0 0 0 882 0
Net income (loss) after tax ($626) ($760) $1,195 ($31,736) ($168)
Preferred stock dividend 438 457 460 1,716 1,808
Net Income (Loss) to common ($1,064) ($1,217) $735 ($33,452) ($1,976)

IMCB Asset Quality – Key Metrics
December 31,
2010
September 30,
2011
December 31,
2011 est
NPLs & 90 day past dues $11,517 $10,329 $9,292
OREO 4,429 7,378 $6,650
Total NPAs 15,946 17,707 15,942
NPA/Tot Assets 1.59% 1.91% 1.71%
NPA to Tang Equity + ALLL 22.3% 23.69% 21.6%
ALLL/Total Loans 2.16% 2.66% 2.44%
30-day delinquency/Total Loans 0.55% 0.30% 0.28%
Quarterly net chargeoffs $4,111 $1,558 $2,383

Pro Forma Impacts of Raise - IMCB and PSB Capital Ratios
As After Private After Rights If Warrants
Reported Placements (2) Pro Forma Offering (2) Pro Forma Exercised Pro Forma
INTERMOUNTAIN COMMUNITY BANCORP:
Tier 1 Capital 65,348 $   45,611 $        110,959 $   4,837 $          115,796 $  1,700 $        117,496 $
Tier 2 Capital 7,885 7,885 7,885 7,885
Total Risk-Based Capital 73,233 45,611 118,844 4,837 123,681 1,700 125,381
Average Assets for Leverage Capital 925,220 45,611 970,831 4,837 975,668 1,700 977,368
Total Risk Weighted Assets 624,293 624,293 624,293 624,293
Tier 1 Capital/Average Assets (Leverage Ratio) 7.06% 11.43% 11.87% 12.02%
Tier 1 Capital to Risk-Weighted Assets 10.47% 17.77% 18.55% 18.82%
Total Risk-Based Capital to Risk-Weighted Assets 11.73% 19.04% 19.81% 20.08%
Tangible Common Equity to Tangible Assets with preferred conv (1) 3.70% 8.22% 8.68% 8.84%
Tangible Common Equity Per Share with preferred conv (1) 4.08 $       1.35 $         1.32 $        1.31 $
PANHANDLE STATE BANK:
Tier 1 Capital 71,502 $   30,000 $        101,502 $   101,502 $  101,502 $
Tier 2 Capital 7,885 7,885 7,885 7,885
Total Risk-Based Capital 79,387 30,000 109,387 109,387 109,387
Average Assets for Leverage Capital 923,796 30,000 953,796 953,796 953,796
Total Risk Weighted Assets 624,290 624,290 624,290 624,290
Tier 1 Capital/Average Assets (Leverage Ratio) 7.74% 10.64% 10.64% 10.64%
Tier 1 Capital to Risk-Weighted Assets 11.45% 16.26% 16.26% 16.26%
Total Risk-Based Capital to Risk-Weighted Assets 12.72% 17.52% 17.52% 17.52%
1)  Assumes that the mandatorily convertible preferred shares issued are converted to common shares
2)  Additions to capital are net of transaction expenses
As of September 30, 2011
(Dollars in thousands)